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                                                                    Exhibit 10.7

                               AMENDMENT AGREEMENT



     THIS AMENDMENT AGREEMENT is made this 28th day of February, 2002 between Kyphon Inc., a Delaware corporation (the "Company"), and the undersigned lenders to the Company (the "Lenders").

                                    Recitals
                                    --------

     WHEREAS, the Company and the Lenders are parties to that certain Amended and Restated Loan Agreement dated November 20, 2001 (the "Loan Agreement");

     WHEREAS, the Loan Agreement provides for the issuance of Convertible Promissory Notes (the "Notes") to the Lenders in connection with each Advance (as defined in the Loan Agreement);

     WHEREAS, Section 9.12 of the Loan Agreement and Section 10 of the Notes provide that the Loan Agreement and the Notes, respectively, may be amended with the written consent of the Company and the Lenders holding at least two-thirds (66 2/3%) of the aggregate principal amount of the Notes outstanding; and

     WHEREAS, the Company and the Lenders desire to amend the Loan Agreement and the Notes in order to (i) increase the total amount the Company may borrow from the Lenders to $20,000,000, (ii) extend the term of the Lenders' commitment under the Loan Agreement to June 30, 2002 and (iii) and extend the date for automatic conversion of the Notes to June 30, 2002.

                                    Agreement
                                    ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1. That Section 1.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "1.3  "Borrowing Base" shall mean $20,000,000."
                 --------------

     2. That Section 2.6 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "2.6  Term of Commitment. The Lenders' commitment to lend under this
                ------------------
          Loan Agreement shall terminate on June 30, 2002."

     3. That Section 4.4 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "4.4  Alternative Conversion. In the event that Kyphon has not
                ----------------------
          completed an IPO or the Next Financing by June 30, 2002, the Loans shall automatically convert thereafter into Preferred Stock at a price of $3.50 per share."

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     4.   That Section 2(c) of the Notes (including the Notes that are currently outstanding and the Notes that are issuable in connection with future Advances) is hereby amended and restated to read in its entirety as follows:

          "Alternative Conversion. In the event that the Company has not
           ----------------------
          completed an IPO or the Next Financing by June 30, 2002, the principal of and interest accrued on this Note shall automatically convert on such date into shares of Preferred Stock (as defined in the Loan Agreement), par value $0.001 per share, at a price of $3.50 per share."

            (The remainder of this page is intentionally left blank.)

                                      -2-

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         IN WITNESS WHEREOF, this Amendment Agreement has been executed as of the date first above written.


                                         "COMPANY"


                                         KYPHON INC.


                                         By: /s/ Jeffrey L. Kaiser
                                            ------------------------------------
                                            Jeffrey L. Kaiser
                                            Chief Financial Officer





                 Kyphon Inc. Amendment Agreement Signature Page

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                                         "LENDERS"


                                         WARBURG, PINCUS VENTURES, L.P.

                                         By:  Warburg, Pincus & Co.
                                              General Partner


                                         By: /s/ Elizabeth H. Weatherman
                                            ------------------------------------

                                         Name: Elizabeth H. Weatherman
                                              ----------------------------------

                                         Title: Partner
                                               ---------------------------------






                 Kyphon Inc. Amendment Agreement Signature Page

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                                         INVESTOR GROWTH CAPITAL
                                         LIMITED


                                         By: /s/ David Jeffreys
                                            ------------------------------------

                                         Title: A-director
                                               ---------------------------------


                                         By: /s/ Marc Hollander
                                            ------------------------------------

                                         Title: B-director
                                               ---------------------------------



                                         INVESTOR GROUP, L.P.

                                         By: Investor Group G.P. Limited
                                            ------------------------------------

                                         By: /s/ David Jeffreys
                                            ------------------------------------

                                         Title: A-director
                                               ---------------------------------


                                         By: /s/ Marc Hollander
                                            ------------------------------------

                                         Title: B-director
                                               ---------------------------------





                 Kyphon Inc. Amendment Agreement Signature Page

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                                         VERTICAL LIFE SCIENCES, L.P.

                                         By: Vertical Group, L.P.


                                         By: /s/ John E. Runnells
                                            ------------------------------------
                                            John E. Runnells
                                            General Partner






                 Kyphon Inc. Amendment Agreement Signature Page

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                                         J & A GROUP, LLC


                                         By: /s/ James T. Treace
                                            ------------------------------------
                                            James T. Treace
                                            Managing Director and President






                 Kyphon Inc. Amendment Agreement Signature Page